                   DEAN WITTER SELECT DIMENSIONS VARIABLE ANNUITY
                          HARTFORD LIFE INSURANCE COMPANY

      SUPPLEMENT DATED SEPTEMBER 30, 1998 TO THE PROSPECTUS DATED MAY 1, 1998

The following sentence should be added after the third sentence of the third paragraph of the section entitled, "The Fixed Account":

Hartford will publish periodically the Fixed Account interest rates that are currently in effect.

The following sentence should be added after the fifth sentence of the third paragraph of the section entitled, "The Fixed Account":

Hartford will account for any deductions, surrenders, or transfers from the Fixed Account on a "first-in, first-out" basis.

The following sentence should be added after the first sentence of the fourth paragraph of the section entitled, "The Fixed Account":

For Contracts issued in the state of New York, Fixed Account interest rates may vary from other states.




HV-
33-80738